Fiscal 2024 Fourth Quarter and Full-Year Results MARCH 25, 2025

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 2 CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Som e of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words o r other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 2, 2025 (“Annual Report on Form 10-K”) and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs (including effects of tariffs); our ability to manage our inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; the availability of freight; the ability of our customers to make payments on credit sales; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to, public health crises, and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, heal th and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other lit igation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with exporting our products internationally; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Net Debt, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Net Debt to assess the operating results and effectiveness and eff iciency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non-GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA or Adjusted EBITDA margin for fiscal 2025 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”), and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10- K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. The three months ended February 2, 2025 included 14 weeks and three months ended January 28, 2024 included 13 weeks. The fiscal year ended February 2, 2025 (“fiscal 2024” or “FY24”) included 53 weeks and the fiscal year ended January 28, 2024 included 52 weeks. The next fiscal year ending February 1, 2026 (“fiscal 2025”) will include 52 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 3 TODAY’S PRESENTERS Steve LeClair Chair & Chief Executive Officer Mark Witkowski Chief Financial Officer Robyn Bradbury SVP, Finance & Investor Relations

Business Update STEVE LECLAIR

CORE & MAIN SNAPSHOT

Key Stats(1)

$11.2B	$7.4B	$434M	$930M
Market Cap	Net Sales	Net Income	Adjusted EBITDA(2)

Market Reach(1)

370+	~5,700	49	60K+	5,000+	225K+
Branches	Associates	U.S. States	Customers	Suppliers	Products

Market Share



19%
CORE & MAIN
$39B
TAM(3)

Product Mix



8%
9%
16%
67%
Pipes, Valves & Fittings
Storm Drainage
Meters
Fire Protection

Market Mix



20%
42%
38%
Municipal
Non-Residential
Residential

New Construction vs. Repair & Replace



50%
50%
New Construction
Repair & Replacement



Headquarters
Branch locations

Leader in Advancing Reliable Infrastructure with Local Service, Nationwide

(1) As of the fiscal year ended February 2, 2025. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (3) Based on independent third-party research and management estimates.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. OUR OPERATING MODEL GUIDES OUR STRATEGY 6

© Core & Main All Rights Reserved. Confidential and Proprietary Information. ADVANCING RELIABLE INFRASTRUCTURE IN THE COMMUNITIES WE SERVE Delivering on our Pledge of Dependable Service 7 After the devastating wildfires in Lahaina, Hawaii, Core & Main demonstrated its commitment to advancing reliable infrastructure by partnering with local teams to support the construction of an elementary school in just 95 days. This new school brought stability and hope to the community, supporting their ongoing efforts to rebuild. Core & Main is proud of its dedication to ensuring communities have access to critical infrastructure and can work, live and thrive.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FY24 ACCOMPLISHMENTS ▪ Achieved record net sales of over $7.4 billion, marking our 15th consecutive year of positive sales growth ▪ Drove strong execution to increase profitability ▪ Generated over $620 million of operating cash flow ▪ Completed 10 acquisitions adding more than $600 million of annual net sales ▪ Opened 2 new facilities to expand geographic reach ▪ Delivered on our pledge of dependable service to our customers and suppliers ▪ Deployed $176 million of capital to repurchase and retire 4 million shares ▪ Added financial capacity and enhanced capital structure to continue executing long- term growth strategy 8

© Core & Main All Rights Reserved. Confidential and Proprietary Information. Significant Growth Opportunity in a Highly Fragmented Market DRIVING SUSTAINABLE GROWTH THROUGH M&A Our Size, Scale & Differentiated Capabilities Deliver Immediate Value to Acquired Businesses 10 Acquisitions $600M+ Acquired Net Sales 40 Locations Acquired Solidifying our Position as the Acquirer of Choice (1) Based on independent third-party research and management estimates. Regional & Local Distribution $39B Addressable Market(1) 9 FY24 Highlights 60%+

Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 11 Q4 2024 FINANCIAL RESULTS Net Sales Gross Profit Net Income Adjusted EBITDA(1) (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. $1,440 $1,698 Q4'23 Q4'24 +18% ($ in Millions) ($ in Millions) ($ in Millions) ($ in Millions) $384 $451 Q4'23 Q4'24 $160 $179 Q4'23 Q4'24 +17% +12% 10.5%11.1%% of Sales(1) % of Sales 26.6%26.7% (10 bps) (60 bps) $76 $67 Q4'23 Q4'24 (12%) 3.9%5.3%% of Sales (140 bps)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 12 FY24 FINANCIAL RESULTS Net Sales Gross Profit Net Income Adjusted EBITDA(1) (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. $6,702 $7,441 FY23 FY24 ($ in Millions) ($ in Millions) ($ in Millions) ($ in Millions) +11% $1,818 $1,980 FY23 FY24 $910 $930 FY23 FY24 +9% +2% 12.5%13.6% % of Sales 26.6%27.1% (50 bps) (110 bps) $531 $434 FY23 FY24 (18%) 5.8%7.9%% of Sales (210 bps) % of Sales(1)

FY24 CASH FLOW & BALANCE SHEET

Robust Cash Flow with Strategic Approach to Capital Allocation

Operating Cash Flow

($ in Millions)



$930
($29)
($143)
($147)
$10
$621
FY24 Adjusted EBITDA(1)
Working Capital
Taxes(2)
Interest
Other
FY24 Operating Cash Flow

Capital Structure

Facility	Maturity	Interest Rate	As of 2/2/25
Senior ABL Credit Facility	2/9/29	S + 125[3]	93
Senior Term Loan due 2028	7/27/28	S + 200	1,248
Senior Term Loan due 2031	2/9/31	S + 200	942
Total Debt			$2,283
Less: Cash & Cash Equivalents			(8)
Net Debt[1]			$2,275

Capital Allocation



$974M
Acquisitions ($741M)
Share Repurchases ($176M)
Capital Expenditures ($35M)
Debt Service ($22M)

(1) Adjusted EBITDA and Net Debt are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Carries interest at term secured overnight financing rate ("Term SOFR") plus a margin ranging from 125 to 175 basis points, depending on borrowing capacity.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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FISCAL 2025 OUTLOOK

Another Year of Profitable Growth Expected

Metric	FY24	FY25 Outlook
Net Sales ($ in Millions)	$7,441	$7,600 - $7,800
Adjusted EBITDA[(1)] ($ in Millions)	$930	$950 - $1,000
Adjusted EBITDA Margin[(1)]	12.5%	12.5% - 12.8%
Operating Cash Flow ($ in Millions)	$621	$570 - $650

End Market Assumptions	% of Net Sales	FY25 Outlook
Residential	~20%	Flat
Non-Residential	~38%	Flat
Municipal	~42%	Up Low-Single Digits

Considerations

- Expect sales growth of 4% to 7% for fiscal 2025, excluding the effects of one less selling week compared with fiscal 2024
  - End market volumes expected to be flat to slightly positive for the year
  - Price contribution expected to be neutral
  - Expect to deliver 200 – 400 bps of above market sales growth from the execution of our product, customer and geographic expansion initiatives
  - Expect ~2% sales growth from acquisitions that have already closed
- Gross margins expected to improve from the execution of our private label, sourcing optimization and pricing initiatives
- Strong cash flow generation to fuel organic growth, execution of our M&A strategy and return of capital to shareholders

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to "Use of Non-GAAP Financial Measures" for a discussion regarding the lack of a reconciliation of these estimated ranges.

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Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 60 – 70% Operating Cash Flow Conversion 30 – 50 bps Adjusted EBITDA Margin Enhancement +2 – 4% Growth from Acquisitions +2 – 4% Organic Above Market Volume Growth +2 – 4% Market Volume Growth Fusible HDPE Solutions Treatment Plant Greenfield Expansion ANNUAL VALUE CREATION TARGETS Multiple Levers to Drive Sustain ble Growth and Margin Expansion Over the Long Term 16

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 17

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 18 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Significant Cash Generation with a Focus on Fueling Growth & Shareholder Returns ▪ Expect future capital expenditures to average ~0.5% – 0.6% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or, subject to board approval, dividends Operating Cash Flow Target ~60% – 70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

COMPOUNDING GROWTH THROUGH M&A

FY17 – FY20	FY21	FY22	FY23	FY24	Total
▪ Minnesota Pipe & Equipment ▪ STL Fab & Supply ▪ DOT Sales ▪ Finish Line Systems ▪ DCL Fabrication & Supply ▪ Maskell Pipe & Supply ▪ Long Island Pipe Supply ▪ J&J Supply ▪ Erosion Resources & Supply ▪ R&B Company ▪ Water Works Supply	▪ Triple T Pipe & Supply ▪ Pacific Pipe ▪ L&M Bag and Supply ▪ CES Industrial Piping Supply ▪ Catalone Pipe & Supply	▪ Dodson Engineered Products ▪ Lock City Supply ▪ Earthsavers Erosion Control ▪ Inland Water Works Supply ▪ Trumbull ▪ Distributors ▪ Lanier Municipal Supply Co.	▪ Landscape & Construction Supplies ▪ UPSCO ▪ Midwest Pipe Supply ▪ Foster Supply ▪ D'Angelo Company ▪ Enviroscape ▪ Granite Water Works ▪ Lee Supply Company	▪ Eastern Supply ▪ Dana Kepner ▪ ACF West ▪ EGW Utilities ▪ Geothermal Supply Company ▪ HM Pipe Products ▪ GroGreen Solutions ▪ Green Equipment Company ▪ Eastcom Associates ▪ ARGCO	
11 Acquisitions ~$500M Net Sales(1)	5 Acquisitions ~$150M Net Sales(1)	7 Acquisitions ~$160M Net Sales(1)	8 Acquisitions ~$330M Net Sales(1)	10 Acquisitions ~$620M Net Sales(1)	41 Acquisitions ~$1,760M Net Sales(1)

(1) Reflects last twelve months net sales in the year acquired.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 20 (1) Includes depreciation of certain assets which are reflected in “cost of sales” in our Statement of Operations. (2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization). (3) Represents costs related to secondary offerings reflected in SG&A expenses in our Statement of Operations. ($ in Millions) Adjusted EBITDA & Adjusted EBITDA Margin Three Months Ended Fiscal Years Ended Three Months Ended February 2, 2025 January 28, 2024 February 2, 2025 January 28, 2024 Net income attributable to Core & Main, Inc. 64$ 63$ 411$ 371$ Plus: net income attributable to non-controlling interest 3 13 23 160 Net income 67 76 434 531 Depreciation and amortization (1) 49 38 186 149 Provision for income taxes 21 18 143 128 Interest expense 36 22 142 81 EBITDA 173$ 154$ 905$ 889$ Equity-based compensation 3 2 14 10 Acquisition expenses (2) 3 2 11 6 Offering expenses (3) - 2 - 5 Adjusted EBITDA 179$ 160$ 930$ 910$ Margins: Net Sales 1,698$ 1,440$ 7,441$ 6,702$ Adjusted EBITDA / Net Sales 10.5% 11.1% 12.5% 13.6% Net Income / Net Sales 3.9% 5.3% 5.8% 7.9%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 21 ($ in Millions) Net Debt February 2, 2025 January 28, 2024 Senior ABL Credit Facility due February 2029 93$ 430$ Senior Term Loan due July 2028 1,248 1,463 Senior Term Loan due February 2031 942 - Total Debt 2,283$ 1,893$ Less: Cash & Cash Equivalents (8) (1) Net Debt 2,275$ 1,892$ As of